Exhibit 99.1

Distribution Solutions Group appoints Barry Litwin, former CEO of Global Industrial, as CEO of TestEquity Group

FORT WORTH, TEXAS, June 30, 2025 - Distribution Solutions Group, Inc. (NASDAQ: DSGR) (“DSG” or the “Company”), a premier specialty distribution company, announced today that Mr. Barry Litwin has been appointed as the Chief Executive Officer of TestEquity, effective July 14, 2025. Mr. Litwin succeeds Russ Frazee, who has served as TestEquity’s CEO since 2022. Frazee will continue supporting TestEquity in an advisory role to ensure a smooth leadership transition.

Mr. Litwin is a proven executive with a demonstrated track record of success in transformational leadership roles in industrial distribution and multi-unit industries. Most notably, between 2019 and 2024, he served as CEO of Global Industrial Company, a $1.4 billion public company, leading strategic direction and day-to-day operations for this multi-channel distribution organization of industrial and MRO products. He earned his Bachelor of Science from Indiana University in Bloomington, IN., and a Master of Business Administration in Operations Management from Loyola University, Quinlan School of Business, in Chicago, IL.

J. Bryan King, DSG’s Chairman and Chief Executive Officer, commented, “We are elated Barry is joining the DSG leadership team. We have known Barry for some time, and we experienced firsthand his ability to unlock value and drive execution in multiple situations. Barry is a seasoned strategic and operational leader skilled at transforming complex businesses, recruiting talent, and driving organizational effectiveness. In addition to his success leading a respected industrial distributor, Barry has extensive experience driving businesses with modern multi-channel, go-to-market strategies, and notably in many overlapping markets that TestEquity serves. Barry has a proven track record of building growth platforms through strong process discipline. We are excited to welcome Barry to TestEquity and to the DSG team.”

“The Board and I want to thank Russ Frazee for his leadership and expertise during his seven-year tenure at TestEquity as the COO and then CEO. Russ has become a good friend to all of us, was a cultural leader, and together with our team was instrumental in more than doubling the size of TestEquity, working through integration of acquisitions and implementing processes and structures that enabled this business unit to continue to scale. His work positions the Company for a smooth leadership transition. We appreciate Russ’s support in this transition, expect to continue to collaborate with him, and wish him the best in his future endeavors,” concluded King.

Barry Litwin said, “I am excited to lead TestEquity as Chief Executive Officer through its next phase of growth. After working closely with the LKCM Headwater team and conducting a deep dive into understanding DSG and specifically the TestEquity business, and how well positioned it is as a market leader with an unparalleled complement of value-added capabilities, I see a clear path to facilitate unlocking significant value as its CEO.

My focus will be on building collaborative, high-performing teams focused on accelerating commercial growth, transforming our digital channel, expanding the reach of our managed services, and delivering a differentiated customer experience. Our associates and product offerings are world-class, and together we will foster a highly engaged, performance-driven culture that positions TestEquity as the trusted partner of choice for design engineers, technicians, and manufacturers.”

About Distribution Solutions Group, Inc.

Distribution Solutions Group (“DSG”) is a premier multi-platform specialty distribution company providing high touch, value-added distribution solutions to the maintenance, repair & operations (MRO), the original equipment manufacturer (OEM) and the industrial technologies markets. DSG was formed through the strategic combination of Lawson Products, a leader in MRO distribution of C-parts, Gexpro Services, a leading global supply chain services provider to manufacturing customers, and TestEquity, a leader in electronic test & measurement solutions.

Through its collective businesses, DSG is dedicated to helping customers lower their total cost of operation by increasing productivity and efficiency with the right products, expert technical support and fast, reliable delivery to be a one-stop solution provider. DSG serves approximately 200,000 customers in several diverse end markets supported by approximately 4,400 dedicated employees and strong vendor partnerships. DSG ships from strategically located distribution and service centers to customers in North America, Europe, Asia, South America and the Middle East.

For more information on Distribution Solutions Group, please visit www.distributionsolutionsgroup.com.

About TestEquity

TestEquity is the industry’s leading distributor of test and measurement solutions, production supplies, and value-added services. The Company supports engineers, technicians, and manufacturers across the full electronics lifecycle, from design and assembly to testing, repair, and maintenance. TestEquity serves mission-critical sectors such as aerospace, defense, medical, automotive, energy, and advanced manufacturing, operating under the brand names TestEquity, Hisco, TEquipment, Jensen and Techni-Tool.

TestEquity offers an unmatched assortment of over 300,000 products from more than 1,000 world-class manufacturers. This portfolio includes test and measurement equipment, custom tool kits, specialty supplies, and high-performance environmental test chambers that simulate real-world conditions for precision validation. Complementing TestEquity’s electronic production supply offering is a comprehensive suite of value-added services including VMI, calibration, fabrication, rental, and refurbished equipment, delivered with the speed, expertise, and reliability professionals rely on to solve complex challenges and keep operations running.

With deep technical capability and a broad supplier network, TestEquity is uniquely positioned to deliver the products, services, and insight customers need to innovate with confidence. For more information, visit www.testequity.com.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe-harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The Terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements.

Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and DSG cautions readers not to place undue reliance on such statements. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Factors that could cause or contribute to such differences or that might otherwise impact DSG’s business, financial condition and results of operations include the risks that DSG may encounter difficulties integrating the business of DSG with the business of other companies that DSG has combined with or may otherwise combine with and that certain assumptions with respect to such business or transactions could prove to be inaccurate. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or other reports the Company may file from time to time with the Securities and Exchange Commission, which should be reviewed carefully.

Contacts

Company:

Distribution Solutions Group, Inc.

Ronald J. Knutson

Executive Vice President, Chief Financial Officer and Treasurer

1-888-611-9888

Investor Relations:

Three Part Advisors, LLC

Steven Hooser / Sandy Martin

214-872-2710 / 214-616-2207

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